AFL-CIO Housing Investment Trust
                           Annual Report, 1997

Performance Highlights

                                          1997                      1996
                                      --------------         ---------------
Net Assets                            $1,672 million          $1,383 million
Participant Investment                  $283 million            $276 million
Investment Fundings                     $483 million            $470 million
New Commitments                         $351 million            $363 million
Total Participants                               394                     395
Unit Value                                 $1,104.30               $1,072.98
Total Gross Rate of Return                    11.22%                   5.59%

                               As of December 31

MESSAGE FROM THE PRESIDENT OF THE AFL-CIO

[PICTURE OF JOHN J. SWEENEY]

     The performance of the AFL-CIO Housing Investment Trust in 1997, as highlighted in this report, illustrates the Trust's great value to America's working men and women. Its prudently selected, well-managed investments continue to reward workers by producing highly competitive returns for their pension plans. At the same time, I am proud of the growing impact the Trust is having on communities across the country through its investments in new housing, jobs, and economic development.

     With its strong performance, the Trust shows what working people can achieve when they put their capital assets to work to promote their long-term economic interests. Encouraged by its accomplishments, our new leadership team at the AFL-CIO is currently considering how we can promote other innovative forms of capital stewardship that will further enhance workers' economic well-being.

     When the AFL-CIO created this investment program in 1965, we were considered pioneers. Now the Trust has earned national stature as a leader in housing investment. It has given workers an effective vehicle for directing how portions of their pension assets are used, while at the same time changing the way this country meets its housing needs. The Trust is a model whose success we hope to emulate with our expanded capital stewardship initiative.


/s/ John J. Sweeney
John J. Sweeney

CHAIRMAN'S LETTER

[PICTURE OF RICHARD RAVITCH]

     The AFL-CIO Housing Investment Trust posted an outstanding record in 1997. Its returns outpaced the industry benchmarks, participants brought a record level of new funds to the program, and by year-end its net assets registered a new high of $1.67 billion. In all key areas of fund management, the Trust met or surpassed its strategic goals for the year.

     What is particularly distinctive about this performance is the seasoned investment leadership that it reflects. The Trust's capacity for initiating and managing investment has grown impressively and is widely recognized throughout the financial and housing communities. Its reputation as a reliable source of technical expertise in the complex world of real estate lending has made it a welcome investment partner. This has positioned the Trust to open doors to new collaborative relationships with partners such as HUD, FHA, Fannie Mae, Freddie Mac, and state and local housing finance agencies and to develop innovative investment tools to increase investment opportunity and enhance returns. The Trust's leadership in these areas benefits you, our participants, by creating the flexibility to move into the most favorable segments of the market under changing conditions.

     This active and versatile lending program positions the Trust for another highly productive year in 1998. Recent uncertainties in the global stock market remind us of the important role fixed income investments play in a balanced pension fund. We feel confident that with its exceptional record and strong leadership in housing investment, the Trust will continue to offer a very attractive opportunity for our investors in the period ahead.


/s/ Richard Ravitch
Richard Ravitch

REPORT TO PARTICIPANTS

Impressive PERFORMANCE

The AFL-CIO Housing Investment Trust generated very competitive returns for participating investors in 1997. Trust participants earned a total gross rate of return of 11.22 percent for the year ended December 31 a rate well above the industry benchmarks that are generally used for comparative analysis. Rates for the Salomon Brothers Mortgage Index and Lehman Brothers Aggregate Bond Index, by comparison, were 9.27 percent and 9.67 percent respectively.

     The Trust's total gross rates of return for longer periods were similarly impressive: 12.15 percent, 8.74 percent, and 10.15 percent, respectively, for the three-year, five-year, and ten-year periods ending December 31, 1997. These rates, too, exceeded the standard benchmarks, as shown in the table that follows.

     Net investment income showed an increase to nearly $109 million in 1997, up 18 percent from 1996. The net increase in net assets resulting from operations showed an even more substantial gain, reaching $154 million in 1997, a 129 percent increase. Also contributing to the rise in net investment income were a $751,000 realized gain on the sale of investments and a $44 million net increase in unrealized appreciation on investments.

     Participants' shares in the Trust benefited from these gains. The total net asset value per unit was up 3 percent to $1,104.30 at the close of 1997, compared to $1,072.98 a year earlier.

     The Trust also provided participants with strong net rates of return. The one-year rate at the close of 1997 was 10.74 percent; three-year, 11.65 percent; five-year, 8.23 percent; and ten-year, 9.61 percent.

PERFORMANCE
TOTAL GROSS RATE OF RETURN

                                        1 YEAR     3 YEAR    5 YEAR    10 YEAR
------------------------------------------------------------------------------
AFL-CIO HOUSING INVESTMENT TRUST        11.22%     12.15%    8.74%     10.15%
SALOMON BROTHERS MORTGAGE INDEX          9.27%     10.37%    8.74%      9.37%
LEHMAN BROTHERS AGGREGATE BOND INDEX     9.67%     10.42%    7.48%      9.18%

Historic GROWTH

The Trust's net assets reached a historic high of $1.67 billion at year-end. This represented a gain of more than 20 percent since the close of the prior year, when net assets were $1.38 billion.

     Participants brought a total of $283 million in new investment to the Trust during the year. This included $96 million in earnings reinvested by participants. The impressive total for new investment was up 3 percent over the year earlier an indicator of continued participant confidence in the Trust.

     At year-end, there were 394 participants in the Trust, including both Taft-Hartley and public sector pension plans. The number of units of participation grew by 17 percent during 1997 to a total of 1,513,856 units as of December 31.

Well-managed PORTFOLIO

The robust performance of the Trust in 1997 reflected the success of its strategy of active portfolio management. Portfolio allocation and duration of investments were continually monitored and adjusted in an effort to maximize yield and mitigate negative impacts of market fluctuations.

     At December 31, 43.8 percent of the portfolio was in mortgage-backed securities, including GNMA securities, 22.9 percent; FNMA securities, 13.7 percent; GNMA construction loans, 4.1 percent; and FHLMC securities, 3.1 percent. FHA mortgages comprised the second largest category in the portfolio, at 31.6 percent. Another 18.8 percent of the portfolio was in FHA construction loans. Local initiatives accounted for 0.8 percent of the portfolio. The Trust's short-term investments were 5.0 percent of the total portfolio, in keeping with the management goal of maintaining a low cash position. The long-term portfolio of the Trust was allocated 69.9 percent to multi-family and 30.1 percent to single-family instruments.

     The Trust continued to offer investors a high degree of security, with over 99 percent of HIT's long-term investments insured or guaranteed by the U.S. government or government-sponsored enterprises such as Fannie Mae or Freddie Mac.

     The highly efficient management structure of the Trust was reflected in a reduced ratio of expenses to average net assets, a rate of 0.43 percent for the year.

LOAN PRODUCTION -DOLLAR VOLUME

  YEAR                       DOLLAR VALUE (IN MILLIONS)
                     SINGLE FAMILY     MULTI-FAMILY     TOTAL
  ----------------------------------------------------------------
  1990                  -              $59               $59
  1991                $26               85               111
  1992                102               67               169
  1993                 42              103               145
  1994                 51              161               212
  1995                 70              258               328
  1996                 35              328               363
  1997                 65              286               351

PORTFOLIO DISTRIBUTION

FHA MORTGAGES                             31.6%
FHA CONSTRUCTION LOANS                    18.8%
GNMA SECURITIES                           22.9%
GNMA CONSTRUCTION LOANS                    4.1%
FNMA SECURITIES                           13.7%
FHLMC SECURITIES                           3.1%
LOCAL INITIATIVES                          0.8%
SHORT-TERM INVESTMENTS                     5.0%

Knowledgeable INVESTMENT

Although growth was at a record level in 1997, loan production capacity kept pace, producing the highest level of project fundings in the Trust's history. This performance reflected the breadth of the Trust's continually expanding relationships with investment partners throughout the country. These relationships make it possible for HIT to maintain an exceptional pipeline of diverse and attractive investment prospects nationwide.

     During the year, HIT made $351 million in new lending commitments. Of these, $286 million will provide financing for 17 multi-family projects that will create over 3,100 units. The remaining $65 million were issued in four single-family commitments that will produce over 570 units of housing.

     The Trust placed a total of $483 million in project fundings in 1997. This included $265 million for multi-family projects, $183 million for single-family homes, and $35 million for other intermediate investments.

     The following sampling of projects serves to illustrate the wide range of housing needs met through Trust financing in 1997:

[DRAWING OF ONE EMBARCADERO PROJECT]

San Francisco -- A distinctive twin-tower high-rise known as One Embarcadero is rapidly taking shape on San Francisco Bay. When completed, it will have 233 housing units, 16 of which will be subsidized to make them more affordable. HIT is furnishing $42 million toward the $71.2 million project. In a first for the Trust, it is coordinating its participation in the project with its sister fund, the AFL-CIO Building Investment Trust, which is providing construction and equity financing. HIT's participation grew from the close partnership it has forged with the city and community of San Francisco. The project complements other renewal activities in the city's South Beach District. Development of One Embarcadero is expected to generate more than 700 jobs.

[DRAWING OF LOWELL SQUARE PROJECT]

Boston -- The Lowell Square Apartments in Boston's West End won praise from the mayor, state governor, a member of Congress, bank executives, religious leaders, and housing advocates, all of whom helped dedicate the project in the fall of 1997. HIT's $12.2 million in construction and permanent financing helped meet the project's $31.7 million total development cost. Lowell Square is a mixed-income limited equity cooperative, with 77 market-rate, 48 moderate-income, and 58 low-income units. Its innovative financing package included a special state appropriation, funds from state and city housing programs, and equity from low-income housing tax credits. A nonprofit housing developer affiliated with the Archdiocese of Boston served as co-developer along with a for-profit development firm. The project generated over 300 jobs.

[DRAWING OF McCORMACK HOUSE PROJECT]

St. Louis -- Out of the Trust's partnership with the Missouri Housing Development Commission is emerging a new retirement community that will provide affordable assisted living for elderly residents of St. Louis. The McCormack House project will create 96 assisted living units, 70 of which will be for low- and moderate-income elderly. The Trust is financing $1.4 million of the $7.4 million development cost. As an FHA-Housing Finance Agency shared risk project, McCormack House also benefits from $1.9 million in financing from taxable bonds issued by the Missouri Housing Development Commission. St. Louis was one of the cities targeted in 1993 by the Trust's National Partnership for Community Investment, and projects there have received nearly $70 million in HIT financing since that time.

[DRAWING OF RIVERWATCH COMMONS PROJECT]

New Brunswick, NJ -- Riverwatch Commons is a handsome new co-op apartment building that was completed here in 1997. The five-story brick structure contains 117 affordable apartment units. The Trust provided $7.6 million in construction and permanent financing for this project. Total development costs were $11.5 million. Riverwatch generated over 100 construction and related jobs. The Trust's close working relationships with investment partners in New Jersey have produced more than $166 million in HIT lending in the state over the past five years.

     Since 1990, the Trust has financed 165 projects that provide over 29,000 units of housing nationwide.

Confident FUTURE

To stay on the forward edge of housing development, the Trust has innovative plans for expanding its investment partnerships in the period ahead.

     One of its most promising new ventures is the Homeownership Opportunity Initiative, a joint effort by the Trust and Fannie Mae. The initiative opens attractive new financing opportunities for the Trust in thirteen pilot cities, through the production of single-family housing and home ownership opportunities for low- and moderate-income people. The Trust has also taken steps to participate with HUD in new partnerships in a number of cities to revitalize public housing. These growing opportunities will help maintain a healthy pipeline of investment projects in the years ahead.

     In cooperation with the FHA, the Trust will undertake new activities to build its highly productive relationships with state and local housing finance agencies. These partnerships with qualified housing finance agencies are expected to provide important opportunities for future Trust investment.

     Another key growth area for the Trust will be its new authority to offer secured bridge loans and certain other investment products. Approved by the Trustees and Participants in 1997, this lending authority gives our potential borrowers additional reasons to look to HIT for the financing of their housing projects. The Trust intends to continue its exploration of other potential products in order to stay ahead of changing markets.

     The Trust continues to build its capacity to underwrite and manage a steadily growing volume of investments. In 1997 it obtained the services of the distinguished accounting firm of Arthur Andersen LLP to serve as the Trust's public accountant. The Board approved a change to Bankers Trust Company as custodian of investment documents, effective in early 1998. Additionally, the Trust is in the process of implementing enhanced technology and analytical tools that will aid in portfolio management and strengthen the flow of communications to participants and their consultants.

     This active agenda demonstrates that the Housing Investment Trust is prepared to build on its accomplishments. In this decade to date, the Trust has provided more than $2.5 billion in fundings. Our overriding goal for the remainder of the decade is to pursue the wide-ranging investment opportunities that the Trust has created, through leadership and innovation, to help assure a secure future for the beneficiaries of our participating pension plans.

1997 PARTICIPANTS MEETING

The 1997 Annual Meeting of Participants was held in Washington, D.C. on May 13, 1997. The following matters were put to a vote of Participants, through the solicitation of proxies, at the meeting:

RICHARD RAVITCH was re-elected to chair the Board of Trustees by a vote of 998,487.0872 for, 652.0795 against, 4,098.6218 abstentions, and 318,752.2297 votes not cast.

The following table details votes pertaining to Trustees who were elected at the Annual Meeting:

Trustee              Votes For  Votes Against  Votes Abstained  Votes not Cast
-------              ---------  -------------  ---------------  -----------
Robert A. Georgine  917,257.9391  15,034.5425    70,945.3069     318,752.2297
John T. Joyce       930,607.6892   1,684.7924    70,945.3069     318,752.2297
Alfred J. Fleischer 931,963.3662            0    71,274.4223     318,752.2297
Marlyn J. Spear     899,481.6149            0   103,756.1736     318,752.2297


TRUSTEES Arthur A. Coia, Terrence R. Duvernay, Frank Hanley, Frank Hurt, Walter Kardy, George Latimer, H.D. LaVere, A.L. Monroe, Tony Stanley, John J. Sweeney, Linda Chavez-Thompson, Richard L. Trumka and Patricia F. Wiegert were not up for election in 1997. Their terms continued after the date of the Annual Meeting.

ARTHUR ANDERSEN LLP was ratified as the Trust's Public Accountant by a vote of 999,165.4771 for, 150.1577 against, 3,922.1537 abstentions, and 318,752.2297 votes not cast.

AMENDMENTS TO THE TRUST'S CHARTER were ratified to authorize investment in (A) construction or permanent loans issued or guaranteed by state housing finance agencies rated "A" or better by Standard & Poor's Inc., securities backed by such loans and interests in such loans or securities and (B) secured bridge loans by a vote of 997,183.2011 for, 10.0000 against, 6,044.5874 abstentions, and 318,752.2297 votes not cast.

WELLINGTON MANAGEMENT COMPANY LLP was ratified as the Trust's Investment Adviser for short-term assets by a vote of 974,814.9057 for, 20,483.2273 against 7,939.6555 abstentions, and 318,752.2297 votes not cast.

                   AMERICAN FEDERATION OF LABOR AND
                 CONGRESS OF INDUSTRIAL ORGANIZATIONS
                     HOUSING INVESTMENT TRUST

                            FINANCIAL
                            STATEMENTS




                         DECEMBER 31,1997
              (with Independent Auditor's Report Thereon)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997  (Dollars in thousands unless noted)

Assets
     Investments, at value (amortized cost $1,623,461)     $1,689,061
     Cash                                                         866
     Accrued interest receivable                               10,962
     Accounts receivable                                          496
     Prepaid expenses and other assets                          1,236
                                                           ----------
     Total Assets                                           1,702,621
                                                           ----------

Liabilities

     Accounts payable and accrued expenses                        911
     Redemptions payable                                       28,013
     Refundable deposits                                          776
     Income distribution payable, net of dividends
          reinvested of $8,751                                  1,176
                                                            ---------
     Total Liabilities                                         30,876

     Net assets applicable to participants' equity -
          certificates of participation;
          authorized unlimited; outstanding
          1,513,856 units (note 5)                         $1,671,745
                                                            ---------
     Net asset value per unit of participation
          (in dollars)                                      $1,104.30
                                                            ---------
     See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (Dollars in thousands)

FHA Mortgages (31.6%)

                Interest     Maturity           Face      Amortized   Value
                  Rates        Date            Amount        Cost
                --------     --------          ------     ---------   ------
Single-Family    7.75%     Jul-2021-Aug-2021     $1,728     1,728     1,764
                 8.00%     Jul-2021               1,792     1,799     1,843
                10.31%     Feb-2016                  78        78        78
                11.31%     Mar-2016                  89        89        89
                                               --------    -------    ------
                                                  3,686     3,693     3,773
/TABLE

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (Dollars in thousands)

FHA MORTGAGES (31.6%)

                Interest     Maturity           Face      Amortized   Value
                  Rates        Date            Amount        Cost
                --------     --------          ------     ---------   ------
Multi-family     6.50%     Aug-2004               17,899     17,899     17,589
                 6.75%     Sep-2037                3,692      3,205      3,639
                 7.25%     Dec-2028-Feb-2029      33,776     34,315     34,524
                 7.43%     May-2023               17,948     18,321     18,319
                 7.50%     Nov-2022                7,610      7,801      7,724
                 7.55%     Aug-2012                  956        711        956
                 7.63%     Apr-2031               33,092     33,100     33,754
                 7.75%     Apr-2029               23,269     23,276     24,393
                 7.88%     Mar-2034               12,382     12,575     13,001
                 7.93%     Jul-2035               19,673     19,682     20,699
                 7.95%     Apr-2029                1,735      1,735      1,769
                 8.00%     Sep-2031-Sep-2034      15,659     15,616     16,323
                 8.13%     Aug-2029-Nov-2037      27,253     27,203     28,485
                 8.18%     Feb-2036-Nov-2036      40,990     40,456     43,561
                 8.25%     Feb-2026-Sep-2035      36,521     36,548     38,122
                 8.30%     Nov-2027-Jun-2036      11,244     11,191     12,031
                 8.38%     Jan-2027-Nov-2034      39,249     39,270     41,394
                 8.40%     Apr-2012-Jan-2028      14,716     14,367     15,524
                 8.50%     Apr-2012-Feb-2035      13,217     13,068     14,003
                 8.60%     Jan-2028                2,059      2,062      2,203
                 8.63%     Dec-2029                4,258      4,261      4,556
                 8.65%     Jul-2022                1,429      1,429      1,497
                 8.70%     Jan-2027-Feb-2033      13,271     13,487     13,636
                 8.75%     May-2036-Sep-2036      12,322     12,208     13,162
                 8.80%     Oct-2032                5,661      5,664      5,944
                 8.88%     Sep-2029-Jun-2036      23,913     23,833     25,547
                 9.00%     Jun-2032-Nov-2035      20,063     19,919     21,253
                 9.13%     Apr-2031-May-2035      16,440     16,445     17,061
                 9.25%     Jun-98-Jun-2034         9,789      9,789     10,252
                 9.31%     Dec-2032                  181        178        190
                 9.38%     Jun-2034                1,873      1,905      2,004
                 9.40%     Jan-2036                9,673      9,679     10,351
                 9.50%     Jul-2027                  381        391        407
                 9.75%     Apr-2031-Jan-2033       6,253      6,230      6,648
                10.00%     May-2002-Mar-2031       5,887      5,887      6,297
                10.15%     Mar-2034                1,967      1,967      2,046
                10.45%     Jan-2030                1,222      1,229      1,247
                                                --------   --------   --------
                                                 507,523    506,902    530,111
                                                --------   --------   --------
                TOTAL FHA MORTGAGES              511,209    510,595    533,884
                                                --------   --------   --------
/TABLE

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (Dollars in thousands)

FHA CONSTRUCTION LOANS (18.8%)

             Interest Rates Maturity  Commitment   Face    Amortized  Value
               Perm  Const    Date*    Amount     Amount     Cost
                ----  -----   -------  ---------  -------- ---------- -----
Multi-family  6.75%  6.75%    Mar-2021 $ 1,141          0         0         0
              6.75%  6.75%    Mar-2038   3,123      2,732     2,139     2,615
              6.75%  6.75%    Jun-2040   1,103          0         0       (33)
              7.13%  7.13%    Apr-2039   8,200          0         0        34
              7.50%  7.50%    May-2037  10,145      9,148     9,148     9,426
              7.55%  7.55%    Nov-2037   9,225      7,928     7,940     8,220
              7.63%  7.63%    Dec-2027  33,989     28,345    28,093    29,638
              7.63%  7.63%    Jun-2037  12,105     10,907    10,912    11,363
              7.70%  7.95%    Apr-2038  85,622     80,865    79,023    83,433
              7.70%  7.70%    Oct-2039  12,535      4,088     3,965     4,586
              7.75%  7.75%    Oct-2037   3,050      3,050     3,046     3,202
              7.75%  7.75%    Jan-2038   7,218      6,777     6,777     7,178
              7.75%  7.75%    Aug-2038   1,452          0         0        29
              7.80%  7.80%    Feb-2038  21,801      7,167     7,167     8,322
              7.85%  7.85%    Sep-2037   2,621      2,374     2,374     2,513
              7.88%  7.88%    Mar-2037   4,275      3,918     3,922     4,170
              7.88%  7.88%    Nov-2038   5,282      2,342     2,342     2,447
              7.90%  8.13%    Feb-2038  41,836     36,613    36,417    36,613
              7.97%  7.97%    Jul-2038   4,134      2,855     2,792     2,971
              8.00%  8.00%    Jul-2038   7,600      7,618     7,476     8,073
              8.13%  8.13%    Apr-2028   5,007      5,007     5,007     5,508
              8.13%  8.50%    Aug-2038   3,992      3,458     3,458     3,735
              8.25%  8.25%    Nov-2036   3,645      3,270     3,273     3,525
              8.25%  8.50%    Feb-2037   5,265      4,852     4,856     5,220
              8.31%  8.31%    Mar-2038  22,998     20,321    19,989    21,931
              8.75%  8.80%    Mar-2037  29,095     27,133    27,139    28,995
              9.25%  9.25%    May-2036  20,600     19,493    19,499    20,935
              9.90% 10.00%    Oct-2032   2,262      2,173     2,188     2,310
                                                ---------  -------- ---------
              TOTAL FHA CONSTRUCTION LOANS        302,434   298,943   316,957
                                                ---------  --------  --------

     *  Permanent mortgage maturity date.

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (Dollars in thousands)

GNMA SECURITIES (22.9%)

              Interest Maturity          Face        Amortized     Value
               Rates     Date           Amount         Cost
              -------- --------         ------      ---------    ---------
Single-Family  7.00%  Apr-2026          $  9,283       9,180       9,361
               7.50%  Oct-2025-Dec-2027   82,994      84,701      85,017
               8.00%  Mar-2017-May-2027  114,890     117,622     118,935
               8.50%  Jul-2021-Aug-2025   62,730      64,907      66,416
               9.00%  May-2016-Jun-2016   20,949      21,837      22,509
               9.50%  Aug-2016-Sep-2021    5,832       6,019       6,303
              10.00%  Jun-2019                40          40          40
              11.00%  Jul-2015-Sep-2016      172         172         172
              11.25%  Oct-2015                89          89          89
              12.00%  Apr-2015-Jun-2015       64          64          64
              12.25%  Apr-2015                 6           6           6
              13.00%  Jul-2014                 5           5           5
              13.25%  Dec-2014                 8           8           8
              13.50%  Aug-2014                 4           4           4
                                        ---------   ---------   --------
                                         297,065     304,656     308,929
                                        ---------   ---------    -------

Multi-family   6.75%  Nov-2028            13,100      13,137      13,131
               7.70%  Jul-2036             9,039       9,084       9,672
               7.88%  Jul-2039                 0           0       1,341
               8.25%  May-2032-Jul-2037   13,161      13,319      13,632
               8.50%  Jan-2027-Jul-2029   13,353      13,463      13,955
               8.75%  Dec-2026             4,394       4,394       4,513
               9.00%  Jun-2030-May-2031   12,699      12,134      13,584
              10.05%  May-2026             1,260       1,260       1,296
              12.55%  Jun-2025             6,121       6,016       6,271
                                        --------    --------     -------
                                          73,128      72,807      77,394
                                        --------    --------     -------
              TOTAL GNMA SECURITIES      370,193     377,463     386,323
                                        --------    --------     -------

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (Dollars in thousands)

GNMA CONSTRUCTION LOANS (4.15)

           Interest Rates Maturity Commitment    Face       Amortized    Value
            Perm  Const    Date*    Amount      Amount        Cost
             ----  -----   -------  ---------  ----------   ---------- -------
Multifamily   7.10%  7.10%  Oct-2039  $42,137   18,547      18,387     18,899
              7.12%  7.12%  Nov-2038    7,516      816         742        870
              7.18%  7.18%  Jan-2039    4,095       25          25         69
              7.33%  7.76%  Nov-2029   27,555        0           0         98
              7.63%  7.63%  Oct-2037    7,615    7,160       7,090      7,568
              7.80%  8.00%  Jan-2039   54,238   17,933      17,944     20,916
              8.04%  7.88%  Jan-2039   20,958    3,667       3,742      4,856
              8.25%  8.25%  Sep-2037    9,935    9,194       9,199      9,217
                                               -------      ------    -------
              TOTAL GNMA CONSTRUCTION LOANS     63,731      63,293     69,494
                                               -------      ------    -------
              *Permanent mortgage maturity date

FNMA SECURITIES (13.7%)


             Interest  Maturity               Face     Amortized   Value
              Rates     Date                 Amount      Cost
             --------  -------             ---------  ----------  --------
Single-family  7.00%   Jan-2004-Jan-2028   $ 34,023    33,755       34,278
               7.50%   Jul-2024-Sep-2027     31,988    32,412       32,747
               8.00%   Jun-2025-Jun-2027     35,608    35,764       36,877
               8.25%   Oct-2021                 156       155          162
               8.50%   Aug-2021-Oct-2026     19,412    19,780       20,273
               9.00%   Jan-2024-May-2025      1,555     1,625        1,654
                                           --------   -------     --------
                                            122,742   123,491      125,991
                                           --------   -------     --------
/TABLE

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (Dollars in thousands)

FNMA SECURITIES (13.7%)

                Interest  Maturity   Commitment    Face   Amortized    Value
                 Rates     Date       Amount      Amount    Cost
                ---------  -------   ---------  ---------- --------- -------
Multi-family     7.50%    Jan-2015         $ 3,030       0         0       0
                 7.63%    Apr-2012           1,489       0         0      30
                 7.75%    Dec-2012-Jan-2025  6,170   1,111     1,100   1,133
                 7.88%    Feb-2013-Apr-2027  1,333   2,816     2,816   3,016
                 8.00%    Nov-2019-May-2020          7,220     7,175   7,654
                 8.13%    May-2020                   8,370     8,309   8,873
                 8.25%    Jun-2008-Mar-2014  3,634   1,183     1,168   1,412
                 8.50%    Jan-2007-May-2012  2,332     488       484     601
                 8.63%    Sep-2006                     726       718     777
                 8.75%    Sep-2025                  10,939    10,939  11,420
                 8.88%    Sep-2025                  10,637    10,644  11,249
                 9.00%    Jan-2022                   1,129     1,118   1,242
                 9.13%    Jul-2012-Sep-2015         12,957    12,920  13,990
                 9.13%    May-2022             551       0         0      44
                 9.25%    Jun-2018-Sep-2026          6,944     6,898   7,638
                 9.75%    Feb-2023                   1,981     1,965   2,173
                                                   -------    ------  ------
                                                    66,501    66,254  71,250
                                                   -------    ------  ------

Other
                 6.18%     May-99                   10,000    10,014  10,059
                 6.24%     May-99                   10,000     9,991  10,064
                 6.27%     May-99                   10,000     9,994  10,069
                 6.43%     Apr-99                    5,000     5,034   5,043
                                                   -------    ------- ------
                                                    35,000    35,033  35,235
                                                   -------   ------- -------
                 TOTAL FNMA SECURITIES             224,242   224,778 232,476
                                                   -------   ------- -------

/TABLE

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (Dollars in thousands)

FHLMC SECURITIES (3.1%)
               Interest   Maturity         Face      Amortized         Value
                Rates      Date           Amount       Cost
               --------   --------        ------     ---------      ----------
Single-family  6.50%     Oct-2027          $   196         195           194
               7.00%     May-2004-Feb-2027   4,610       4,618         4,658
               7.50%     Nov-2003-Oct-2027  11,699      11,816        11,987
               8.00%     Jun-2024-Jul-2027  14,267      14,459        14,757
               8.25%     Dec-2022              657         653           683
               8.50%     Jul-2024-Jun-2025   8,942       9,006         9,336
               9.00%     Mar-2025            1,963       1,988         2,090
                                           -------     --------       ------
                                            42,333      42,736        43,706
                                           -------     --------       ------

Multi-family   8.00%     Feb-2009            8,318       8,330         8,484
                                           -------      -------       ------

               TOTAL FHLMC SECURITIES       50,651      51,066        52,190
                                           -------      -------       ------

LOCAL INITIATIVES (0.8%)


               Interest Maturity       Commitment   Face   Amortized  Value
                Rates    Date           Amount     Amount    Cost
               ------- -------          -------   --------  ------   -------
Multi-family   8.00%   May-2025                    4,935     4,919     5,034
               8.38%   Feb-2007                      996     1,020     1,013
               8.50%   Jan-2005          $1,016      994       974     1,014
               8.63%   Jan-2008             755        0         0        15
               8.63%   Sep-2012-Jun-2025           1,941     1,936     2,010
               9.13%     May-2017                    701       706       736
               9.39%     Dec-2023                    978       974     1,027
               9.50%     Aug-2012-Apr-2024         2,200     2,212     2,307
                                                 -------   -------    ------
               TOTAL LOCAL INITIATIVES            12,744    12,741    13,155
                                                 -------   -------    ------

TOTAL LONG-TERM INVESTMENTS                   $1,535,204 1,538,879 1,604,479
                                              ---------- --------- ---------

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (Dollars in thousands)

SHORT-TERM INVESTMENTS (5.0%)


                          Maturity              Face   Amortized
Description                Date        Rate    Amount    Cost      Value
-----------               --------  --------  -------- --------  ---------
COMMERCIAL PAPER
George Washington University 05-Jan-98 6.00%  $5,000    5,000     5,000
Archer Daniels Midland Co.   06-Jan-98 6.20%   5,000    4,996     4,996
Sara Lee Corp.               07-Jan-98 6.00%   5,000    4,995     4,995
Enterprise Funding Corp.     09-Jan-98 5.74%   5,000    4,994     4,994
Delaware Funding Corp.       16-Jan-98 5.95%   5,000    4,988     4,988
Falcon Asset Management      20-Jan-98 6.00%   5,025    5,009     5,009
PREFCO                       20-Jan-98 6.02%   5,000    4,984     4,984
Park Avenue Receivable       23-Jan-98 5.90%   5,000    4,982     4,982
Centric Capital Corp.        30-Jan-98 5.85%   5,000    4,976     4,976
Fleet Funding Corp.          30-Jan-98 5.95%   5,000    4,976     4,976
American General Finance     12-Feb-98 5.69%   5,000    4,967     4,967
Beneficial Corp.             24-Feb-98 5.58%   5,000    4,958     4,958
Associates Corp. NA          24-Feb-98 5.58%   5,000    4,958     4,958
Metlife Funding, Inc.        26-Feb-98 5.68%   5,000    4,956     4,956
New York Life Capital Corp.  27-Feb-98 5.68%   5,000    4,955     4,955
Island Finance PR            27-Feb-98 5.70%   5,000    4,955     4,955
National Rural Utilities     26-Mar-98 5.70%   5,000    4,934     4,934
                                              ------   ------    ------
             TOTAL SHORT-TERM INVESTMENTS     85,025   84,582    84,582
                                              ------   ------    ------

TOTAL INVESTMENTS
                                Face Amount    Amortized Cost    Value
                              --------------  ---------------   --------
                                $1,620,229      1,623,461       1,689,061

STATEMENT OF OPERATIONS
Year ended December 31,1997 (Dollars in thousands)

INVESTMENT INCOME:
                            Interest:
                              FHA mortgages                $ 41,786
                              FHA construction loans         21,750
                              GNMA securities                28,993
                              FNMA securities                14,255
                              FHLMC securities                3,883
                              Local initiatives               1,058
                              Short-term investments          5,255
                              Discount and (premium)         (1,729)
                               amortization and other
                               income, net
                                                          ----------
                             TOTAL INCOME                   115,251
                                                          ----------
EXPENSES:
                            Salaries and fringe benefits      3,798
                            Legal fees                          237
                            Consulting fees                     157
                            Auditing and tax accounting fees     78
                            Insurance                           175
                            Marketing and sales promotion       498
                            Program development                 263
                            Trustee expenses                     33
                            General expenses                  1,219
                                                           ---------
                            TOTAL EXPENSES                    6,458

                            Investment income - net         108,793
                                                          ----------
                            Net realized gain on sale
                             of investments                     751
                                                          ----------
                            Net change in unrealized
                              appreciation and
                              (depreciation)on
                               investments (note 4)          44,383
                                                         ------------
                            Net gain on investments          45,134
                                                         ------------
                            Net increase in net assets
                             resulting from operations     $153,927
                                                          -----------
                            See accompanying notes to
                             financial statements.
/TABLE

STATEMENT OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996 (Dollars in thousands)

      INCREASE IN NET ASSETS FROM OPERATIONS           1997            1996
                                                   ------------    ---------
             Investment income - net                 $108,793      92,434
             Net realized gain on sale of investments     751         748
             Net change in unrealized appreciation
              and (depreciation)                       44,383     (25,991)
                                                      --------    --------
             Net increase in net assets resulting
              from operations                          153,927     67,191
                                                      --------    --------
             Distribution paid to participants
              or reinvested from:
              Investment income - net                 (108,848)   (91,992)
              Net realized gain on investments            (733)         0
                                                      ---------   --------

INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS           1997        1996
                                                     -----------   --------
            Proceeds from the sale of 171,967 and
             186,419 units of participation in 1997
             and 1996, respectively                    187,444     198,303
            Dividend reinvestment of 88,600 and
             73,296 units of participation in
             1997 and 1996, respectively                96,007      78,074
            Payments for redemption of 35,793 and
             32,866 units of participation in
             1997 and 1996, respectively               (39,215)    (35,306)
                                                      --------   ----------
            Net increase from share transactions       244,236     241,071
                                                      --------   ----------
            TOTAL INCREASE IN NET ASSETS               288,582     216,270
                                                      --------   ----------
            Net Assets at the beginning of period    1,383,163   1,166,893
                                                     ---------   ----------
            Net Assets at end of period             $1,671,745   1,383,163
                                                     ---------   ----------

NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The American Federation of Labor and Congress of Industrial Organizations
(AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The
Trust has obtained certain exemptions from the requirements of the Investment
Company Act of 1940 that are described in the Trust's prospectus.

     Participation in the Trust is limited to labor organizations and eligible pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION
Investments are presented at value. Value determinations are summarized by specific category of investment as follows:

     LONG-TERM INVESTMENTS, consisting of permanent mortgages, mortgage-backed securities, construction loans and participation certificates, are valued using published prices, dealer bids, or cash flow models discounted using market-based discount and prepayment rates, developed individually for each security. The market-based discount rate is composed of a risk-free yield
(i.e., a U.S. Treasury Note with a weighted average life comparable to the security being valued) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S.
Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On loans for which the Trust finances the construction and permanent mortgage, value is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan. For construction-only loans, the outstanding principal balance of the loan is used to approximate value, assuming no decline in credit quality.

     SHORT-TERM INVESTMENTS, consisting of commercial paper, that mature less than sixty days from the balance sheet date are valued at amortized cost, which approximates value. Short-term investments maturing more than sixty days from the balance sheet date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Short-term investments maturing more than sixty days from the balance sheet date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

     Additional information relative to investment terms and credit risks are described more fully in the Trust's prospectus.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Trust's policy is to comply with the requirements of the Internal Revenue
Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The total cost of the portfolio of investments for federal income tax purposes approximates the cost of all investments for financial statement purposes.

DISTRIBUTIONS TO PARTICIPANTS
At the end of each calendar month, pro rata distribution is made to participants of the net investment income earned during the preceding month.
Amounts distributable, but not disbursed, as of the balance sheet date are classified as income distribution payable.

     Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of redemption.

     The Trust offers an income reinvestment plan which allows current participants to automatically reinvest their income distribution into Trust units of participation. Total reinvestment approximated 88 percent of distributable income for the year ended December 31, 1997.

INVESTMENT INCOME
Interest income is recognized on an accrual basis. Commitment fees, points and other discounts or premiums resulting from the funding or acquisition of mortgage loans or mortgage-backed securities are accounted for as an adjustment to the cost of the investment and amortized over the estimated life of the mortgage loan or mortgage-backed security. Realized gains and losses from investment transactions are recorded on the trade date using an identified cost basis.

2.  TRANSACTIONS WITH AFFILIATES
During the year ended December 31, 1997, certain members of the Trust's staff provided services to the AFL-CIO Building Investment Trust, a Maryland Group
Trust. The total cost for these services and related expenses for the year ended December 31, 1997, amounted to $1,428,849. The Trust was reimbursed for all of these costs, except for $385,166 which is included within accounts receivable in the accompanying financial statements.

3.  COMMITMENTS
The assets of the Trust are invested in short-term investments until they are required to fund commitments for construction loans, mortgage-backed securities or permanent mortgages. At December 31, 1997, the Trust had remaining unfunded commitments of approximately $278,800,000 to fund construction and permanent mortgages, and other investments. The Trust is required to maintain a segregated account of securities in an amount no less than the total unfunded commitments less short-term investments.

4.  INVESTMENT TRANSACTIONS (dollars in thousands)
A summary of investment transactions for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the year ended
December 31, 1997, follows:

Investment Transactions
                              FHA                    GNMA
                    FHA    Construction   GNMA    Construction   FNMA      FHLMC     Local
                 Mortgages  Loans      Securities    Loans     Securities Securities Initiatives
                --------- ------------ ----------  ------------ --------- ----------  -----------
Balance,
January 1, 1997 $467,115   226,936      350,327     15,051      151,307   46,593      12,286

Purchases &
 construction
 loan advances,
 net of
 discounts         1,740   177,013      123,659     73,114       94,236   11,742       1,516

Change in
 Discounts &
 Premiums           (747)     (807)       1,796        110         (391)       3         (35)

Transfers        109,960   (91,531)       2,851    (21,280)           0        0           0

Principal
 Reductions      (67,473)  (12,668)    (101,170)    (3,702)     (20,374)  (7,272)     (1,026)
               ---------   -------     ---------   --------    ---------  -------     --------
Balance,
 December 31,
 1997            510,595   289,943      377,463     63,293      224,778   51,066      12,741
               ---------   -------     ---------   ---------   ---------  -------     ---------


For the year ended December 31, 1997, the Trust had net unrealized appreciation in value of investments of $44,383. The accumulated unrealized net appreciation in the value of investments of securities was $65,600.

5.  PARTICIPANTS' EQUITY (dollars in thousands)
Participants' equity consisted of the following at December 31, 1997

Amount invested and reinvested by current participants     $1,606,374

Gain (loss) on redemption of units of participation              (967)

Accumulated net unrealized appreciation in the value
   of investments                                              65,600

Accumulated undistributed investment income - net                 738
                                                          -----------
                                                           $1,671,745
                                                          -----------

6.  RETIREMENT AND DEFERRED COMPENSATION PLANS
The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multi-employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 16.9 percent of employees' salaries during the six months ended June 30, 1997 and 17.4 percent of employees' salaries for the six months ended December 31, 1997. The Trust's total pension expense for the year ended December 31, 1997 was approximately $539,000.

The Trust has a tax deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 15 percent of their annual salary or the applicable IRS limit. The Trust matched dollar for dollar the first $1,250 of employee contributions. The Trust's 401(k) contribution for the year ended December 31, 1997 was approximately $57,000.

7.  BANK LOANS
The Trust has a secured $25,000,000 bank line of credit. Borrowings under this agreement bear interest at LIBOR plus one-half percent. Five mortgage-backed securities have been pledged as collateral for the line of credit. As of December 31, 1997, the Trust had no outstanding balance on this line of credit. No compensating balances are required.

SUPPLEMENTAL INFORMATION
Selected Per Share Data and Ratios for the Years Ended December 31, 1997, 1996, 1995, 1994, 1993

PER SHARE DATA
                              1997       1996       1995     1994      1993
                             ------    ------     -------   ------    -----
Investment Income          $   83.77     84.10      86.50     87.13     91.83
Expenses                       (4.71)    (4.99)     (5.38)    (5.47)    (5.90)
                           ----------   -------    -------    ------   -------
Investment Income - net        79.06     79.11      81.12     81.66     85.93
Distribution from
 investment income - net      (79.10)   (78.76)    (80.77)   (81.66)   (83.64)
Distribution from realized
     gain on investments       (0.48)                                   (2.29)

Net asset value
Beginning of period         1,072.98  1,098.53     991.40  1,102.58  1,086.40

Net increase (decrease)
 in net asset value            31.32    (25.55)    107.13   (111.18)    16.18
                           ---------  ---------   -------   --------  -------
END OF PERIOD              $1,104.30  1,072.98   1,098.53    991.40  1,102.58
                           ---------  ---------  --------   -------- --------

RATIOS

                              1997        1996       1995     1994     1993
                             ------      ------     -------   ------   -----
Ratio of expenses to
 average net assets          0.4%        0.5%       0.5%       0.5%     0.5%

Ratio of net investment
 income to average net
 assets                      7.2%        7.3%       7.6%       7.8%     7.5%

Portfolio turnover rate     15.3%       20.3%      31.2%      27.5%    24.2%

Number of outstanding
 units at end of period     1,513,856   1,289,082  1,062,234  943,378 767,101

See accompanying notes to financial statements.

INDEPENDENT AUDITORS' REPORT

TO THE PARTICIPANTS AND TRUSTEES OF THE AMERICAN FEDERATION OF LABOR AND CONGRESS OF INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST:


      We have audited the accompanying statement of assets and liabilities of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations, changes in net assets and the selected per share data and ratios for the year then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit. The financial statements of the Trust as of December 31, 1996, and the per share data and ratios for each of the four years then ended were audited by other auditors whose report, dated January 29,1997, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination, or confirmation by correspondence with the custodian, of investments owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 1997, the results of its operations and changes in its net assets, selected per share data and ratios for the year then ended, in conformity with generally accepted accounting principles.


                                      /s/ Arthur Andersen LLP

Washington, D.C.
January 21, 1998

TRUSTEES

Richard Ravitch,
Chairman*
Principal
Ravitch, Rice and Company

John J. Sweeney*
President
AFL-CIO

Richard L. Trumka
Secretary-Treasurer
AFL-CIO

Linda Chavez-Thompson
Executive Vice President
AFL-CIO

Arthur A. Coia
President
Laborers' International
Union of North America

Terrence R. Duverney
Legg Mason Public Finance

Alfred J. Fleischer
Chairman
Fleischer-Seegar
Construction Company

Robert A. Georgine
President
Building and Construction
Trades Department, AFL-CIO

Frank Hanley
President
International Union of
Operating Engineers

Frank Hurt
President
Bakery, Confectionery &
Tobacco Workers
International Union

John T. Joyce
President
International Union of Bricklayers and
Allied Craftworkers

Walter M. Kardy
President
Specialty Contractors Management, Inc.

George Latimer
Distinguished Visiting Professor
Macalester College

H. D. LaVere
President
Michigan Carpentry, Inc. & Thunderbird Homes

A. L. "Mike" Monroe
President
International Brotherhood of Painters and Allied Trades

Marlyn J. Spear
Investment Coordinator
Milwaukee & Vicinity Building Trades United Pension Trust Fund

Tony Stanley*
Vice President
TransCon Builders, Inc.

Patricia F. Wiegert
Retirement Administrator
Contra Costa County Employees' Retirement Association

*Executive Committee Members


EXECUTIVE OFFICERS

[PHOTOGRAPH OF STEPHEN COYLE]
Stephen Coyle
Chief Executive Officer

[PHOTOGRAPH OF MICHAEL M. ARNOLD]
Michael M. Arnold
Director of Investor Relations

[PHOTOGRAPH OF JAMES D. CAMPBELL]
James D. Campbell
Chief Investment Officer

[PHOTOGRAPH OF ELCHINO MARTIN]
ElChino Martin
General Counsel

[PHOTOGRAPH OF HARRY THOMPSON]
Harry Thompson
Controller


[PHOTOGRAPH OF PATTON ROARK]
Patton Roark
Portfolio Manager

REGIONAL OFFICES

RICK JACKSON
Northeast Regional Executive
1717 K Street, NW, Suite 707
Washington, DC 20006
(202) 331-8055

PHIL COUTURE
Midwest Regional Executive
5330 Heatherdowns Boulevard Suite 100
Toledo, Ohio 43614
(419) 865-0048

GREGORY DYSON
Western Regional Executive
160 Spear Street, 19th Floor
San Francisco, CA 94105
(415) 512-7418

MARCIE COHEN
Director of Development
Western Region
160 Spear Street, 19th Floor
San Francisco, CA 94105
(415) 512-7451


COUNSEL OF RECORD
Swidler & Berlin, Chartered
Washington, DC

CERTIFIED PUBLIC ACCOUNTANT
Arthur Andersen LLP
Washington, DC

INVESTMENT ADVISER
Wellington Management
Company
Boston, Massachusetts

VALUATION CONSULTANT
Chartered Capital Advisers, Inc.
New York, New York